Exhibit 99.1

18 E. Dover Street

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Financial Results

Easton, Maryland (7/28/2022) - Shore Bancshares, Inc. (NASDAQ - SHBI) (the “Company”) reported net income of $7.499 million or $0.38 per diluted common share for the second quarter of 2022, compared to net income of $5.613 million or $0.28 per diluted common share for the first quarter of 2022, and net income of $4.031 million or $0.34 per diluted common share for the second quarter of 2021. Net income for the first half of 2022 was $13.112 million or $0.66 per diluted common share, compared to net income for the first half of 2021 of $8.028 million or $0.68 per diluted common share. Net income, excluding merger related expenses for the second quarter of 2022 was $7.674 million or $0.39 per diluted common share, compared to net income, excluding merger related expenses of $6.156 million or $0.31 per diluted common share for the first quarter of 2022 and net income, excluding merger related expenses of $4.311 million or $0.37 per diluted common share for the second quarter 2021.

When comparing net income, excluding merger related expenses, for the second quarter of 2022 to the first quarter of 2022 net income increased $1.5 million due to an increase in net interest income of $2.2 million. When comparing net income, excluding merger related expenses, for the second quarter of 2022 to the second quarter of 2021, net income increased $3.3 million primarily due to increases in net interest income of $10.5 million and noninterest income of $2.9 million. These improvements to income in the second quarter of 2022 were partially offset by an increase in noninterest expenses of $9.4 million primarily as a result of the acquisition of Severn Bank (“Severn”) in November of 2021.

“We are pleased to announce our second quarter financial results.” said Lloyd L. “Scott” Beatty, Jr., President and Chief Executive Officer. “We continue to see strong loan demand and opportunities for growth within our various markets. With minimal merger expenses in the second quarter due to a shift from integration to operation, we noted positive trends in our ROA, efficiency ratio, and tangible book value. Our outlook for the remainder of 2022 is a very positive one, as we continue to maintain our commitment and focus on core earnings and enhanced returns for our shareholders.”

Balance Sheet Review

Total assets were $3.443 billion at June 30, 2022, a $17.6 million, or less than 1.0%, decrease when compared to $3.460 billion at the end of 2021. This decrease was due to a decline in interest bearing deposits with other banks of $182.2 million, or 32.1%, partially offset by increases in loans held for investment of $145.4 million, or 6.9%, and investment securities held to maturity of $54.4 million, or 13.4%. The positive organic loan growth for loans held for investment was due to strong loan demand, specifically within our commercial real estate, residential real estate and consumer loan portfolios, partially offset by paydowns in the commercial loan portfolio. As of June 30, 2022, the Company had 37 Paycheck Protection Program (“PPP’) loans totaling $1.7 million that were outstanding.

Total deposits decreased $11.9 million, or less than 1%, when compared to December 31, 2021. The decrease in total deposits was primarily due to decreases in money market and savings accounts of $79.7 million, $38.4 million in noninterest-bearing deposits and $12.0 million in time deposits offset by an increase in interest bearing checking accounts of $118.1 million.

Total stockholders’ equity increased $2.1 million, or less than 1%, when compared to December 31, 2021, primarily due to current year earnings, partially offset by an increase in unrealized losses of $6.7 million (net of tax) on available for sale securities which are recorded in accumulated other comprehensive income (loss). At June 30, 2022, the ratio of total equity to total assets was 10.25% and the ratio of total tangible equity to total tangible assets was 8.39% compared to 10.14% and 8.25% at the end of 2021.

Review of Quarterly Financial Results

Net interest income was $24.6 million for the second quarter of 2022, compared to $22.4 million for the first quarter of 2022 and $14.1 million for the second quarter of 2021. The increase in net interest income when compared to the first quarter of 2022 was primarily due to increases in interest and fees on loans of $1.4 million, interest on deposits with other banks of $572 thousand and interest on investment securities of $407 thousand, partially offset by an increase in expense on interest-bearing deposits of $153 thousand. The improvement in interest and fees on loans was due to an increase in the average balance of loans of $81.4 million, or 3.8%. Accretion income from loans acquired from Severn increased over first quarter by $265 thousand. The increase in interest on deposits with other banks was primarily due to the recent increases to the fed funds rate. The increase in interest on taxable investment securities was driven by an increase in the rates of 26bps and an increase in the average balance within these securities of $15.2 million, or 2.9%, resulting from additional purchases of held to maturity securities during second quarter of 2022. The increase in deposits with other banks and investment securities was primarily due to excess liquidity.

The increase in net interest income when compared to the second quarter of 2021 was primarily due to increases in interest and fees on loans of $9.1 million, interest on taxable investment securities of $1.3 million and interest on deposits with other banks of $771 thousand, partially offset by increases in expenses on interest-bearing deposits of $455 thousand and long-term borrowings of $171 thousand, all of which were significantly impacted by the acquisition of Severn in the fourth quarter of 2021. Excluding the merger related impact to the balance sheet, organic loan growth and excess liquidity resulted in an improved overall yield on total earning assets, while maintaining lower cost of funding on core deposits.

The Company’s net interest margin increased to 3.10% for the second quarter of 2022 from 2.78% for the first quarter of 2022 and 2.91% for the second quarter of 2021. The increase in net interest margin when compared to the first quarter of 2022 and second quarter of 2021 was primarily due to higher average loan balances, accretion income from purchased loans and higher rates paid on lower yielding assets. Excess liquidity continues to compress the overall net interest margin. Absent excess liquidity of $200 million, we estimate our margin for the second quarter of 2022 would have been 3.31%.

The provision for credit losses was $200 thousand for the three months ended June 30, 2022. The comparable amounts were $600 thousand and $650 thousand for the three months ended March 31, 2022 and June 30, 2021, respectively. The decrease in the provision for credit losses during the second quarter of 2022 as compared to the prior quarters was primarily attributed to significant net recoveries. Net recoveries for the second quarter of 2022 were $573 thousand, compared to net recoveries of $166 thousand for the first quarter of 2022 and net recoveries of $125 thousand for the second quarter 2021. The ratio of the allowance for credit losses to period-end loans, excluding PPP loans and acquired loans, was 0.89% at June 30, 2022, compared to 0.92% at March 31, 2022 and 1.12% at June 30, 2021. The decline in the percentage of the allowance from the first quarter of 2022 was primarily due to decreased historical loss experience. The decline in the percentage of the allowance from the second quarter of 2021 was primarily the result of improved credit quality, including lower historical loss experience as well as lower pandemic related qualitative reserves.

At June 30, 2022 and March 31, 2022, nonperforming assets were $4.0 million and $3.9 million respectively. The balance of nonperforming assets increased primarily due to an increase in loans 90 days past due still accruing of $671 thousand, or 146.2%, partially offset by a decrease in other real estate owned (“OREO”) of $364 thousand, or 64.9%, and nonaccrual loans of $155 thousand, or 5.4%. Accruing troubled debt restructuring (“TDRs”) decreased $110 thousand, or 2.2%, at June 30, 2022 compared to March 31, 2022. When comparing the second quarter of 2022 to the second quarter of 2021, nonperforming assets decreased $882 thousand, or 18.0%, primarily due to decreases in nonaccrual loans of $1.3 million, or 31.8%, offset by an increase in loans 90 days past due still accruing of $378 thousand, or 50.3%. Accruing TDRs decreased $1.4 million, or 22.8%. The ratio of nonperforming assets and accruing TDRs to total assets was 0.26%, 0.25% and 0.53% at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. In addition, the ratio of accruing TDRs to total loans at June 30, 2022 was 0.22% compared to 0.23% at March 31, 2022 and 0.43% at June 30, 2021.

Total noninterest income for the second quarter of 2022 decreased $213 thousand, or 3.5%, when compared to the first quarter of 2022 and increased $2.9 million, or 100.9%, when compared to the second quarter of 2021. The decrease compared to the first quarter of 2022 was primarily due to a decrease in revenue associated with the mortgage division of $771 thousand, or 41.3%, and partially offset by increases in interchange credits of $215 thousand, Mid-MD Title Company (“Mid-MD Title”) revenue of $103 thousand and service charges on deposit accounts of $79 thousand. The increase in noninterest income when compared to the second quarter of 2021 was largely impacted by the addition of Severn in the fourth quarter of 2021 which included mortgage-banking revenue of $1.1 million and Mid-MD Title revenue of $426 thousand and also contributed to the increase in service charges on deposit accounts of $755 thousand and interchange fees of $217 thousand.

Total noninterest expense, excluding merger related expenses, for the second quarter of 2022 increased $251 thousand or 1.2%, when compared to the first quarter of 2022 and increased $9.4 million, or 89.1%, when compared to the second quarter of 2021. The increase in noninterest expense when compared to the first quarter of 2022 was primarily due to increases in fee and loan servicing expenses as well as derivatives expense. The increase from the second quarter of 2021 was primarily due to increases in salaries and wages, employee related benefits, occupancy expense, data processing, amortization of intangible assets and legal and professional fees, which were all significantly impacted by adding Severn and its operations.

Review of Six-Month Financial Results

Net interest income for the first six months of 2022 was $47.0 million, an increase of $19.1 million, or 68.6%, when compared to the first six months of 2021. The increase in net interest income was primarily due to an increase in total interest income of $20.1 million, or 65.2%, specifically interest and fees on loans of $16.8 million, or 58.4%. The improvement of interest and fees on loans was primarily due to the increase in the average balance of $740.5 million, or 51.1%, coupled with accretion income from the acquired loans of $1.5 million for the first six months of 2022. Taxable investment securities and interest on deposits with other banks increased $2.4 million and $978 thousand, respectively, partially offset by an increase in total interest expense of $974 thousand. The increase in interest expense was the result of an increase in the average balance of interest bearing deposits of $860.6 million, or 68.1%, despite the rates paid on these deposits declining 9bps. Interest on long term borrowings increased by $346 thousand due to long-term advances with FHLB and junior subordinated debt acquired as part of the Severn acquisition.

The provision for credit losses for the six months ended June 30, 2022 and 2021 was $800 thousand and $1.1 million, respectively. The decrease in provision for credit losses was the result of significant recoveries in the first six months of 2022 of $739 thousand compared to $125 thousand for the first six months of 2021. The ratio of the allowance to total loans decreased from 1.02% at June 30, 2021, to 0.68% at June 30, 2022. Excluding PPP loans and acquired loans, the ratio of the allowance for credit losses to period-end loans was 0.89% at June 30, 2022, lower than the 1.12% at June 30, 2021, primarily due to improved credit quality, lower historical loss experience, and reduced pandemic related qualitative factors.

Total noninterest income for the six months ended June 30, 2022 increased $6.4 million, or 117.6%, when compared to the same period in 2021. The increase in noninterest income primarily consisted of revenue associated with the mortgage division of $3.0 million, service charges on deposit accounts of $1.4 million, revenue from Mid-Maryland Title of $749 thousand and other noninterest income of $803 thousand. The increase in other noninterest income was primarily due to increases in rental income of $666 thousand and other loan fee income of $232 thousand partially offset by losses of $88 thousand related to market value adjustments of equity securities.

Total noninterest expense, excluding merger related expenses, for the six months ended June 30, 2022 increased $18.5 million, or 87.9%, when compared to the same period in 2021. The increase was primarily the result of higher salaries, employee benefits, occupancy expense, other intangibles, data processing costs, other noninterest expenses, and FDIC insurance premiums due to significant increases in new and existing customers and the acquisition of Severn. In addition, as previously mentioned, during the first six months of 2022 the Company recorded merger-related expenses of $971 thousand due to the acquisition of Severn.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: Edward Allen, Executive Vice President and Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.

Financial Highlights (Unaudited)

(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2022	2021	Change		2022	2021	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$24,618	$14,103	74.6%		$47,048	$27,902	68.6%
Provision for credit losses	200	650	(69.2)		800	1,075	(25.6)
Noninterest income	5,833	2,903	100.9		11,879	5,460	117.6
Noninterest expense	20,094	10,876	84.8		40,426	21,375	89.1
Income before income taxes	10,157	5,480	85.3		17,701	10,912	62.2
Income tax expense	2,658	1,449	83.4		4,589	2,884	59.1
Net income	$7,499	$4,031	86.0		$13,112	$8,028	63.3

Return on average assets	0.88%	0.78%	10	bp	0.77%	0.80%	(3	)bp
Return on average assets excluding amortization of intangibles and merger related expenses - Non-GAAP (2)	0.94	0.86	8		0.85	0.84	1
Return on average equity	8.52	8.19	33		7.49	8.23	(74)
Return on average tangible equity - Non-GAAP (1), (2)	11.41	9.89	152		10.41	9.62	79
Net interest margin	3.10	2.91	19		2.94	2.96	(2)
Efficiency ratio - GAAP	65.99	63.95	204		68.60	64.07	453
Efficiency ratio - Non-GAAP (1), (2)	63.44	60.90	254		65.13	62.06	307

PER SHARE DATA
Basic and diluted net income per common share	$0.38	$0.34	11.8%		$0.66	$0.68	(2.9)%

Dividends paid per common share	$0.12	$0.12	—		$0.24	$0.24	—
Book value per common share at period end	17.77	16.91	5.1
Tangible book value per common share at period end - Non-GAAP (1)	14.26	15.29	(6.7)
Market value at period end	18.50	16.75	10.4
Market range:
High	21.21	18.01	17.8		21.41	18.10	18.3
Low	17.91	16.10	11.2		17.91	12.99	37.9

AVERAGE BALANCE SHEET DATA
Loans	$2,217,139	$1,444,684	53.5%		$2,188,236	$1,447,767	51.1%
Investment securities	546,252	286,121	90.9		538,676	257,130	109.5
Earning assets	3,189,926	1,949,509	63.6		3,233,136	1,908,945	69.4
Assets	3,419,168	2,061,214	65.9		3,448,165	2,018,818	70.8
Deposits	2,993,098	1,822,148	64.3		3,018,517	1,782,627	69.3
Stockholders' equity	353,192	197,532	78.8		353,102	196,666	79.5

CREDIT QUALITY DATA
Net (recoveries) charge-offs	$(573)	$(125)	(358.4)%		$(739)	$(125)	(491.2)%

Nonaccrual loans	$2,693	$3,947	(31.8)
Loans 90 days past due and still accruing	1,130	752	50.3
Other real estate owned	197	203	(3.0)
Total nonperforming assets	4,020	4,902	(18.0)
Accruing troubled debt restructurings (TDRs)	4,894	6,338	(22.8)
Total nonperforming assets and accruing TDRs	$8,914	$11,240	(20.7)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	10.25%	9.37%	88	bp
Period-end tangible equity to tangible assets - Non-GAAP (1)	8.39	8.55	(16)

Annualized net (recoveries) charge-offs to average loans	(0.10)	(0.03)	(7)		(0.07)%	(0.03)%	(4	)bp

Allowance for credit losses as a percent of:
Period-end loans (3)	0.68	1.02	(34)
Period-end loans (4)	0.89	1.12	(23)
Nonaccrual loans	574.94	382.27	193
Nonperforming assets	385.15	307.79	77
Accruing TDRs	316.37	238.06	78
Nonperforming assets and accruing TDRs	173.69	134.23	39

As a percent of total loans:
Nonaccrual loans	0.12	0.27	(15)
Accruing TDRs	0.22	0.43	(21)
Nonaccrual loans and accruing TDRs	0.34	0.70	(36)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.18	0.33	(15)
Nonperforming assets and accruing TDRs	0.39	0.76	(37)

As a percent of total assets:
Nonaccrual loans	0.08	0.19	(11)
Nonperforming assets	0.12	0.23	(11)
Accruing TDRs	0.14	0.30	(16)
Nonperforming assets and accruing TDRs	0.26	0.53	(27)

(1)	See the reconciliation table that begins on page 14 of 15.
(2)	This ratio excludes merger related expenses (Non-GAAP).
(3)	As of June 30, 2022 and June 30, 2021, these ratios include all loans held for investment, including PPP loans of $1.7 million and $86.8 million, respectively.
(4)	As of June 30, 2022 and June 30, 2021, these ratios exclude PPP loans, acquired loans, and the associated purchase discount mark on the acquired loans from both Severn and Northwest.

Shore Bancshares, Inc.

Consolidated Balance Sheets (Unaudited)

(In thousands, except per share data)

				June 30, 2022	June 30, 2022
	June 30,	December 31,	June 30,	compared to	compared to
	2022	2021	2021	December 31, 2021	June 30, 2021
ASSETS
Cash and due from banks	$18,473	$16,919	$18,275	9.2%	1.1%
Interest-bearing deposits with other banks	384,536	566,694	218,913	(32.1)	75.7
Cash and cash equivalents	403,009	583,613	237,188	(30.9)	69.9

Investment securities available for sale (at fair value)	94,689	116,982	113,957	(19.1)	(16.9)
Investment securities held to maturity (at amortized cost)	458,957	404,594	198,884	13.4	130.8
Equity securities, at fair value	1,271	1,372	1,384	(7.4)	(8.2)
Restricted securities	9,894	4,159	3,189	137.9	210.3

Loans held for sale, at fair value	7,306	37,749	-	(80.6)	-

Loans held for investment	2,264,579	2,119,175	1,472,429	6.9	53.8
Less: allowance for credit losses	(15,483)	(13,944)	(15,088)	11.0	(2.6)
Loans, net	2,249,096	2,105,231	1,457,341	6.8	54.3

Premises and equipment, net	52,244	51,624	25,313	1.2	106.4
Goodwill	63,281	63,421	17,518	(0.2)	261.2
Other intangible assets, net	6,506	7,535	1,473	(13.7)	341.7
Other real estate owned, net	197	532	203	(63.0)	(3.0)
Mortgage servicing rights, at fair value	5,228	4,087	—	27.9	—
Right of use assets, net	9,979	11,370	5,616	(12.2)	77.7
Cash surrender value on life insurance	58,437	47,935	41,672	21.9	40.2
Other assets	22,456	19,932	16,522	12.7	35.9
Total assets	$3,442,550	$3,460,136	$2,120,260	(0.5)	62.4

LIABILITIES
Noninterest-bearing deposits	$889,122	$927,497	$538,009	(4.1)	65.3
Interest-bearing deposits	2,125,209	2,098,739	1,342,573	1.3	58.3
Total deposits	3,014,331	3,026,236	1,880,582	(0.4)	60.3

Securities sold under retail repurchase agreements	—	4,143	2,907	(100.0)	(100.0)
Advances from FHLB - long-term	10,054	10,135	—	(0.8)	—
Subordinated debt	42,917	42,762	24,490	0.4	75.2
Total borrowings	52,971	57,040	27,397

Lease liabilities	10,216	11,567	5,757	(11.7)	77.5
Accrued expenses and other liabilities	12,255	14,600	7,842	(16.1)	56.3
Total liabilities	3,089,773	3,109,443	1,921,578	(0.6)	60.8

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	198	198	118	—	67.8
Additional paid in capital	200,914	200,473	51,544	0.2	289.8
Retained earnings	158,316	149,966	146,414	5.6	8.1
Accumulated other comprehensive income (loss)	(6,651)	56	606	(11,976.8)	(1,197.5)
Total stockholders' equity	352,777	350,693	198,682	0.6	77.6
Total liabilities and stockholders' equity	$3,442,550	$3,460,136	$2,120,260	(0.5)	62.4

Period-end common shares outstanding	19,850	19,808	11,752	0.2	68.9
Book value per common share	$17.77	$17.71	$16.91	0.3	5.1

Shore Bancshares, Inc.

Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2022	2021	% Change	2022	2021	% Change
INTEREST INCOME
Interest and fees on loans	$23,452	$14,381	63.1%	$45,537	$28,747	58.4%
Interest on investment securities:
Taxable	2,392	1,095	118.4	4,377	2,025	116.1
Interest on deposits with other banks	826	55	1,401.8	1,080	102	958.8
Total interest income	26,670	15,531	71.7	50,994	30,874	65.2

INTEREST EXPENSE
Interest on deposits	1,511	1,056	43.1	2,869	2,240	28.1
Interest on short-term borrowings	—	2	(100.0)	2	3	(33.3)
Interest on long-term borrowings	541	370	46.2	1,075	729	—
Total interest expense	2,052	1,428	43.7	3,946	2,972	32.8

NET INTEREST INCOME	24,618	14,103	74.6	47,048	27,902	68.6
Provision for credit losses	200	650	(69.2)	800	1,075	(25.6)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	24,418	13,453	81.5	46,248	26,827	72.4

NONINTEREST INCOME
Service charges on deposit accounts	1,438	683	110.5	2,797	1,357	106.1
Trust and investment fee income	447	475	(5.9)	961	882	9.0
Interchange credits	1,253	1,036	20.9	2,291	1,906	20.2
Mortgage-banking revenue	1,096	—	—	2,963	—	—
Title Company revenue	426	—	—	749	—	—
Other noninterest income	1,173	709	65.4	2,118	1,315	61.1
Total noninterest income	5,833	2,903	100.9	11,879	5,460	117.6

NONINTEREST EXPENSE
Salaries and wages	8,898	4,262	108.8	18,460	8,404	119.7
Employee benefits	2,269	1,493	52.0	4,931	3,337	47.8
Occupancy expense	1,485	770	92.9	3,052	1,584	92.7
Furniture and equipment expense	411	412	(0.2)	840	719	16.8
Data processing	1,668	1,217	37.1	3,275	2,344	39.7
Directors' fees	210	154	36.4	400	303	32.0
Amortization of intangible assets	511	120	325.8	1,028	246	317.9
FDIC insurance premium expense	429	223	92.4	772	408	89.2
Other real estate owned, net	57	1	5,600.0	51	2	2,450.0
Legal and professional fees	811	648	25.2	1,448	1,164	24.4
Merger related expenses	241	377	(36.1)	971	377	157.6
Other noninterest expenses	3,104	1,199	158.9	5,198	2,487	109.0
Total noninterest expense	20,094	10,876	84.8	40,426	21,375	89.1

Income before income taxes	10,157	5,480	85.3	17,701	10,912	62.2
Income tax expense	2,658	1,449	83.4	4,589	2,884	59.1

NET INCOME	$7,499	$4,031	86.0	$13,112	$8,028	63.3

Weighted average shares outstanding - basic	19,847	11,752	68.9	19,838	11,749	68.8
Weighted average shares outstanding - diluted	19,847	11,754	68.9	19,838	11,750	68.8

Basic and diluted net income per common share	$0.38	$0.34	11.8	$0.66	$0.68	(2.9)

Dividends paid per common share	0.12	0.12	—	0.24	0.24	—

Shore Bancshares, Inc.

Consolidated Average Balance Sheets (Unaudited)

(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2022		2021		2022		2021
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$2,217,139	4.25%	$1,444,684	4.00%	$2,188,236	4.20%	$1,447,767	4.01%
Investment securities
Taxable	546,252	1.75	286,121	1.53	538,676	1.64	257,130	1.59
Interest-bearing deposits	426,535	0.78	218,704	0.10	506,224	0.43	204,048	0.10
Total earning assets	3,189,926	3.36%	1,949,509	3.20%	3,233,136	3.19%	1,908,945	3.27%
Cash and due from banks	26,162		16,908		5,569		18,070
Other assets	218,353		109,457		224,219		106,251
Allowance for credit losses	(15,273)		(14,660)		(14,759)		(14,448)
Total assets	$3,419,168		$2,061,214		$3,448,165		$2,018,818

Interest-bearing liabilities
Demand deposits	$644,881	0.22%	$405,473	0.13%	$617,461	0.19%	$421,816	0.14%
Money market and savings deposits	1,019,295	0.21	605,202	0.17	1,048,634	0.22	565,341	0.17
Certificates of deposit $100,000 or more	234,325	0.58	135,376	1.04	260,312	0.48	133,073	1.14
Other time deposits	221,714	0.54	143,821	0.90	198,828	0.55	144,367	1.00
Interest-bearing deposits	2,120,215	0.29	1,289,872	0.33	2,125,235	0.27	1,264,597	0.36
Securities sold under retail repurchase agreements and federal funds purchased	—	—	3,123	0.26	1,377	0.29	2,683	0.23
Advances from FHLB - long-term	10,075	0.60	—	—	10,096	0.58	—	—
Subordinated debt	42,876	4.93	24,474	6.06	42,840	4.92	24,459	6.01
Total interest-bearing liabilities	2,173,166	0.38%	1,317,469	0.43%	2,179,548	0.37%	1,291,739	0.46%
Noninterest-bearing deposits	872,883		532,276		893,282		518,030
Accrued expenses and other liabilities	19,927		13,937		22,233		12,383
Stockholders' equity	353,192		197,532		353,102		196,666
Total liabilities and stockholders' equity	$3,419,168		$2,061,214		$3,448,165		$2,018,818

Net interest spread		2.98%		2.77%		2.82%		2.81%
Net interest margin		3.10%		2.91%		2.94%		2.96%

(1)	All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of nondeductible interest expense.
(2)	Average loan balances include nonaccrual loans.
(3)	Interest income on loans includes accreted loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Financial Highlights By Quarter (Unaudited)

(Dollars in thousands, except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Q2 2022		Q2 2022
	2022	2022	2021	2021	2021	compared to		compared to
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2022		Q2 2021
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$24,656	$22,469	$20,652	$15,623	$14,141	9.7%		74.4%
Less: Taxable-equivalent adjustment	38	39	13	34	38	(2.6)		—
Net interest income	24,618	22,430	20,639	15,589	14,103	9.8		74.6
Provision for credit losses	200	600	(1,723)	290	650	(66.7)		(69.2)
Noninterest income	5,833	6,046	5,129	2,909	2,903	(3.5)		100.9
Noninterest expense	20,094	20,332	23,497	11,934	10,876	(1.2)		84.8
Income before income taxes	10,157	7,544	3,994	6,274	5,480	34.6		85.3
Income tax expense	2,658	1,931	1,271	1,657	1,449	37.6		83.4
Net income	$7,499	$5,613	$2,723	$4,617	$4,031	33.6		86.0

Return on average assets	0.88%	0.65%	0.36%	0.84%	0.78%	23	bp	10	bp
Return on average assets excluding amortization of intangibles and merger related expenses - Non-GAAP (2)	0.94	0.76	1.07	0.94	0.86	18		8
Return on average equity	8.52	6.45	3.59	9.12	8.19	207		33
Return on average tangible equity - Non-GAAP (1)	11.41	9.40	13.06	11.12	9.89	201		152
Net interest margin	3.10	2.78	2.87	2.99	2.91	32		19
Efficiency ratio - GAAP	65.99	71.40	91.19	64.52	63.95	(541)		204
Efficiency ratio - Non-GAAP (1), (2)	63.44	66.93	60.13	60.92	60.90	(349)		254

PER SHARE DATA
Basic and diluted net income per common share	$0.38	$0.28	$0.16	$0.39	$0.34	35.7%		11.8%

Dividends paid per common share	0.12	0.12	0.12	0.12	0.12	—		—
Book value per common share at period end	17.77	17.73	17.71	17.15	16.91	0.2		5.1
Tangible book value per common share at period end - Non-GAAP (1)	14.26	14.19	14.12	15.55	15.29	0.5		(6.7)
Market value at period end	18.50	20.48	20.85	17.73	16.75	(9.7)		10.4
Market range:
High	21.21	21.41	23.19	18.00	18.01	(0.9)		17.8
Low	17.91	19.34	17.50	16.35	16.10	(7.4)		11.2

AVERAGE BALANCE SHEET DATA
Loans	$2,217,139	$2,135,734	$1,887,126	$1,487,281	$1,444,684	3.8%		53.5%
Investment securities	546,252	531,017	468,724	334,205	286,121	2.9		90.9
Earning assets	3,189,926	3,253,549	2,842,097	2,071,505	1,949,509	(2.0)		63.6
Assets	3,419,168	3,477,481	3,037,262	2,184,448	2,061,214	(1.7)		65.9
Deposits	2,993,098	3,044,213	2,547,151	1,943,225	1,822,148	(1.7)		64.3
Stockholders' equity	353,192	353,011	301,095	200,881	197,532	0.1		78.8

CREDIT QUALITY DATA
Net (recoveries) charge-offs	$(573)	$(166)	$(142)	$(147)	$(125)	(245.2)%		(358.4)%

Nonaccrual loans	$2,693	$2,848	$2,004	$3,457	$3,947	(5.4)		(31.8)
Loans 90 days past due and still accruing	1,130	459	508	748	752	146.2		50.3
Other real estate owned	197	561	532	203	203	(64.9)		(3.0)
Total nonperforming assets	$4,020	$3,868	$3,044	$4,408	$4,902	3.9		(18.0)

Accruing troubled debt restructurings (TDRs)	$4,894	$5,004	$5,667	$5,750	$6,338	(2.2)		(22.8)

Total nonperforming assets and accruing TDRs	$8,914	$8,872	$8,711	$10,158	$11,240	0.5		(20.7)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	10.25%	10.07%	10.14%	8.92%	9.37%	18	bp	88	bp
Period-end tangible equity to tangible assets - Non-GAAP (1)	8.39	8.22	8.25	8.15	8.55	17		(16)

Annualized net (recoveries) charge-offs to average loans	(0.10)	(0.03)	(0.03)	(0.04)	(0.03)	(7)		(7)

Allowance for credit losses as a percent of:
Period-end loans (3)	0.68	0.67	0.66	1.04	1.02	1		(34)
Period-end loans (4)	0.89	0.92	0.93	1.10	1.12	(3)		(23)
Nonaccrual loans	574.94	516.50	695.81	449.09	382.27	5,844		193
Nonperforming assets	385.15	380.30	458.08	352.20	307.79	485		77
Accruing TDRs	316.37	293.96	246.06	270.00	238.06	2,241		78
Nonperforming assets and accruing TDRs	173.69	165.80	160.07	152.84	134.23	789		39

As a percent of total loans:
Nonaccrual loans	0.12	0.13	0.09	0.23	0.27	(1)		(15)
Accruing TDRs	0.22	0.23	0.27	0.38	0.43	(1)		(21)
Nonaccrual loans and accruing TDRs	0.34	0.36	0.36	0.62	0.70	(2)		(36)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.18	0.18	0.14	0.29	0.33	—		(15)
Nonperforming assets and accruing TDRs	0.39	0.41	0.41	0.68	0.76	(2)		(37)

As a percent of total assets:
Nonaccrual loans	0.08	0.08	0.06	0.15	0.19	—		(11)
Nonperforming assets	0.12	0.11	0.09	0.19	0.23	1		(11)
Accruing TDRs	0.14	0.14	0.16	0.25	0.30	—		(16)
Nonperforming assets and accruing TDRs	0.26	0.25	0.25	0.44	0.53	1		(27)

(1)	See the reconciliation table that begins on page 15.
(2)	This ratio excludes merger related expenses (Non-GAAP).
(3)	Includes all loans held for investment, including PPP loan balances for all periods shown.
(4)	For all periods shown, these ratios exclude PPP loans, acquired loans, and the associated purchase discount mark on the acquired loans from both Severn and Northwest.

Shore Bancshares, Inc.

Consolidated Statements of Income By Quarter (Unaudited)

(In thousands, except per share data)

						Q2 2022	Q2 2022
						compared to	compared to
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2022	Q2 2021
INTEREST INCOME
Interest and fees on loans	$23,452	$22,085	$20,564	$15,484	$14,381	6.2%	63.1%
Interest on investment securities:
Taxable	2,392	1,985	1,663	1,318	1,095	20.5	118.4
Interest on deposits with other banks	826	254	169	97	55	225.2	1,401.8
Total interest income	26,670	24,324	22,396	16,899	15,531	9.6	71.7

INTEREST EXPENSE
Interest on deposits	1,511	1,358	1,272	949	1,056	11.3	43.1
Interest on short-term borrowings	—	2	3	2	2	(100.0)	(100.0)
Interest on long-term borrowings	541	534	482	359	370	1.3	46.2
Total interest expense	2,052	1,894	1,757	1,310	1,428	8.3	43.7

NET INTEREST INCOME	24,618	22,430	20,639	15,589	14,103	9.8	74.6
Provision for credit losses	200	600	(1,723)	290	650	(66.7)	(69.2)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	24,418	21,830	22,362	15,299	13,453	11.9	81.5

NONINTEREST INCOME
Service charges on deposit accounts	1,438	1,359	1,234	805	683	5.8	110.5
Trust and investment fee income	447	514	522	477	475	(13.0)	(5.9)
Gains on sales and calls of investment securities	—	—	—	2	—	—	—
Interchange credits	1,253	1,038	1,043	1,016	1,036	20.7	20.9
Mortgage-banking revenue	1,096	1,867	948	—	—	(41.3)	—
Title Company revenue	426	323	247	—	—	31.9	—
Other noninterest income	1,173	945	1,135	609	709	24.1	65.4
Total noninterest income	5,833	6,046	5,129	2,909	2,903	(3.5)	100.9

NONINTEREST EXPENSE
Salaries and wages	8,898	9,562	7,727	5,091	4,262	(6.9)	108.8
Employee benefits	2,269	2,662	2,271	1,654	1,493	(14.8)	52.0
Occupancy expense	1,485	1,567	1,263	843	770	(5.2)	92.9
Furniture and equipment expense	411	429	385	449	412	(4.2)	(0.2)
Data processing	1,668	1,607	1,487	1,170	1,217	3.8	37.1
Directors' fees	210	190	170	147	154	10.5	36.4
Amortization of intangible assets	511	517	381	107	120	(1.2)	325.8
FDIC insurance premium expense	429	343	362	245	223	25.1	92.4
Other real estate owned expenses, net	57	(6)	(2)	4	1	1,050.0	5,600.0
Legal and professional fees	811	637	150	428	648	27.3	25.2
Merger related expenses	241	730	7,615	538	377	(67.0)	(36.1)
Other noninterest expenses	3,104	2,094	1,688	1,258	1,199	48.2	158.9
Total noninterest expense	20,094	20,332	23,497	11,934	10,876	(1.2)	84.8

Income before income taxes	10,157	7,544	3,994	6,274	5,480	34.6	85.3
Income tax expense	2,658	1,931	1,271	1,657	1,449	37.6	83.4

NET INCOME	$7,499	$5,613	$2,723	$4,617	$4,031	33.6	86.0

Weighted average shares outstanding - basic	19,847	19,828	17,180	11,752	11,752	0.1	68.9
Weighted average shares outstanding - diluted	19,847	19,828	17,180	11,752	11,754	0.1	68.9

Basic and diluted net income per common share	$0.38	$0.28	$0.16	$0.39	$0.34	35.7	11.8

Dividends paid per common share	0.12	0.12	0.12	0.12	0.12	—	—

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter (Unaudited)

(Dollars in thousands)

											Average balance
											Q2 2022	Q2 2022
											compared to	compared to
	Q2 2022		Q1 2022		Q4 2021		Q3 2021		Q2 2021		Q1 2022	Q2 2021
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$2,217,139	4.25%	$2,135,734	4.20%	$1,887,126	4.33%	$1,487,281	4.14%	$1,444,684	4.00%	3.8%	53.5%
Investment securities
Taxable	546,252	1.75	531,017	1.49	468,724	1.42	334,205	1.58	286,121	1.53	2.9	90.9
Interest-bearing deposits	426,535	0.78	586,798	0.18	486,247	0.14	250,019	0.15	218,704	0.10	(27.3)	95.0
Total earning assets	3,189,926	3.36%	3,253,549	3.01%	2,842,097	3.11%	2,071,505	3.24%	1,949,509	3.20%	(2.0)	63.6
Cash and due from banks	26,162		(15,253)		22,625		19,453		16,908		(271.5)	54.7
Other assets	218,353		253,424		188,399		108,989		109,457		(13.8)	99.5
Allowance for credit losses	(15,273)		(14,239)		(15,859)		(15,499)		(14,660)		7.3	4.2
Total assets	$3,419,168		$3,477,481		$3,037,262		$2,184,448		$2,061,214		(1.7)	65.9

Interest-bearing liabilities
Demand deposits	$644,881	0.22%	$589,737	0.16%	$494,081	0.14%	$462,950	0.14%	$405,473	0.13%	9.4	59.0
Money market and savings deposits	1,019,295	0.21	1,075,791	0.23	1,001,115	0.26	644,330	0.18	605,202	0.17	(5.3)	68.4
Certificates of deposit $100,000 or more	234,325	0.58	286,587	0.40	174,268	0.49	136,059	0.71	135,376	1.04	(18.2)	73.1
Other time deposits	221,714	0.54	175,683	0.57	173,975	0.50	142,777	0.68	143,821	0.90	26.2	54.2
Interest-bearing deposits	2,120,215	0.29	2,127,798	0.26	1,843,439	0.27	1,386,116	0.27	1,289,872	0.33	(0.4)	64.4
Securities sold under retail repurchase agreements and federal funds purchased	—	—	2,770	0.29	3,972	0.30	2,718	0.29	3,123	0.26	(100.0)	(100.0)
Advances from FHLB - long-term	10,075	0.60	10,116	0.57	6,630	2.21	—	—	—	—	(0.4)	100.0
Subordinated debt	42,876	4.93	42,804	4.93	36,589	5.12	24,504	5.81	24,474	6.06	0.2	75.2
Total interest-bearing liabilities	2,173,166	0.38%	2,183,488	0.35%	1,890,630	0.37%	1,413,338	0.37%	1,317,469	0.43%	(0.5)	65.0
Noninterest-bearing deposits	872,883		916,415		703,712		557,109		532,276		(4.8)	64.0
Accrued expenses and other liabilities	19,927		24,567		141,825		13,120		13,937		(18.9)	43.0
Stockholders' equity	353,192		353,011		301,095		200,881		197,532		0.1	78.8
Total liabilities and stockholders' equity	$3,419,168		$3,477,481		$3,037,262		$2,184,448		$2,061,214		(1.7)	65.9

Net interest spread		2.98%		2.66%		2.74%		2.87%		2.77%
Net interest margin		3.10%		2.78%		2.87%		2.99%		2.91%

(1)	All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of nondeductible interest expense.
(2)	Average loan balances include nonaccrual loans.
(3)	Interest income on loans includes accreted loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures (Unaudited)

(In thousands, except per share data)

						YTD	YTD
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	6/30/2022	6/30/2021
The following reconciles return on average equity and return on average tangible equity (Note 1):

Net Income	$7,499	$5,613	$2,723	$4,617	$4,031	$13,112	$8,028
Net Income - annualized (A)	$30,078	$22,764	$10,803	$18,317	$16,168	$26,441	$16,144

Net income, excluding net amortization of intangible assets and merger related expenses	$8,054	$6,541	$8,176	$5,098	$4,402	$14,593	$8,493
Net income, excluding net amortization of intangible assets and merger related expenses - annualized (B)	$32,305	$26,527	$32,437	$20,226	$17,656	$29,428	$17,079

Return on average assets excluding net amortization of intangible assets and merger related expenses - Non-GAAP	0.94%	0.76%	1.07%	0.94%	0.86%	0.85%	0.84%

Average stockholders' equity (C)	$353,192	$353,011	$301,095	$200,881	$197,532	$353,102	$196,666
Less: Average goodwill and other intangible assets	(70,057)	(70,711)	(52,692)	(18,942)	(19,053)	(70,382)	(19,115)
Average tangible equity (D)	$283,135	$282,300	$248,403	$181,939	$178,479	$282,720	$177,551

Return on average equity (GAAP) (A)/(C)	8.52%	6.45%	3.59%	9.12%	8.19%	7.49%	8.21%
Return on average tangible equity (Non-GAAP) (B)/(D)	11.41%	9.40%	13.06%	11.12%	9.89%	10.41%	9.62%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$20,094	$20,332	$23,497	$11,934	$10,876	$40,426	$21,375
Less: Amortization of intangible assets	(511)	(517)	(381)	(107)	(120)	(1,028)	(246)
Merger Expenses	(241)	(730)	(7,615)	(538)	(377)	(971)	(377)
Adjusted noninterest expense (F)	$19,342	$19,085	$15,501	$11,289	$10,379	$38,427	$20,752

Net interest income (G)	24,618	22,430	20,639	15,589	14,103	47,048	27,902
Add: Taxable-equivalent adjustment	38	39	13	34	38	77	74
Taxable-equivalent net interest income (H)	$24,656	$22,469	$20,652	$15,623	$14,141	$47,125	$27,976

Noninterest income (I)	$5,833	$6,046	$5,129	$2,909	$2,903	$11,879	5,460
Less: Investment securities (gains)	—	—	—	(2)	—	—	—
Adjusted noninterest income (J)	$5,833	$6,046	$5,129	$2,907	$2,903	$11,879	$5,460

Efficiency ratio (GAAP) (E)/(G)+(I)	65.99%	71.40%	91.19%	64.52%	63.95%	68.60%	64.07%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	63.44%	66.93%	60.13%	60.92%	60.90%	65.13%	62.06%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$352,777	$351,864	$350,693	$201,607	$198,682
Less: Goodwill and other intangible assets	(69,787)	(70,299)	(70,956)	(18,883)	(18,991)
Tangible equity (M)	$282,990	$281,565	$279,737	$182,724	$179,691

Shares outstanding (N)	19,850	19,843	19,808	11,752	11,752

Book value per common share (GAAP) (L)/(N)	$17.77	$17.73	$17.71	$17.15	$16.91
Tangible book value per common share (Non-GAAP) (M)/(N)	$14.26	$14.19	$14.12	$15.55	$15.29

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$352,777	$351,864	$350,693	$201,607	$198,682
Less: Goodwill and other intangible assets	(69,787)	(70,299)	(70,956)	(18,883)	(18,991)
Tangible equity (P)	$282,990	$281,565	$279,737	$182,724	$179,691

Assets (Q)	$3,442,550	$3,494,497	$3,460,136	$2,260,774	$2,120,260
Less: Goodwill and other intangible assets	(69,787)	(70,299)	(70,956)	(18,883)	(18,991)
Tangible assets (R)	$3,372,763	$3,424,198	$3,389,180	$2,241,891	$2,101,269

Period-end equity/assets (GAAP) (O)/(Q)	10.25%	10.07%	10.14%	8.92%	9.37%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	8.39%	8.22%	8.25%	8.15%	8.55%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.